Exhibit 99.01

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Operating in Three Markets…

RADYNE

Communications Electronics

Satellite Modems, Converters, Switches

Proportion of Total Sales

xicom TECHNOLOGY

Power Amplifiers

TWTA, Klystron & Solid State Power Amplifiers

TIERNAN

HDTV Broadcast Products

Digital Encoders & Decoders

Source: Radyne & Xicom 2004 sales by customer

3

RADYNE

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…with a Global Presence

Santa Clara
Power Amplifiers
San Diego
Broadcast Equipment
Phoenix
Headquarters,
Satcom Equipment,
Troposcatter
United Kingdom
Boca Raton
Beijing
Singapore
Jakarta
Office Key
HQ, manufacturing & sales
Manufacturing & sales
Sales

RADYNE

4

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Communications Products Markets

Attainable Markets
(millions)
$450
$350
$250
$150
$50
-$50
22% Growth Rate
2005
2006
2007
2008
Communications Products

Source: Radyne market projections

RADYNE

5

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Satcom Electronics & Power Amplifiers

Amplifier
Converters
Switches
Modems
Telco
Data
TV

xicom TECHNOLOGY

RADYNE

RADYNE

6

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TWTA, KPA & SSPA Products

Power Output (W)
3400
3200
3000
2400
2200
2000
1800
1600
800
600
400
200
100
50
Band
C
X
Ku
DBS
Ka
Q
3350
3000
2250
750
400
400
200
170
100
50
2500
2250
750
550
400
125
2450
2000
750
400
200
200
125
100
80
50
50
25
2400
1700
500
270
100
700
500
250
150
40
200
120
40
TWTA
KPA
SSPA

10

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Communications Products
Customer Mix

Proportion of Total Sales

2004
2008
Mil/Gov
Intl
Domestic

Source: Radyne & Xicom 2004 sales and Radyne market projections.

12

RADYNE

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Estimated Market Share

Satcom Products

Radyne	35%
Comtech EF Data	35%
Paradise Datacom	8%
NewTec	5%
ViaSat	5%

Power Amplifiers

Xicom Technology	21%
CPI Communications & Power Industries	19%
MCL	12%
Vertex RSI	9%
AMT Advantech	7%
Other (*NEC, Paradise, ETM, etc*)	32%

Source: Radyne market analysis.

13

RADYNE

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HDTV and Digital TV Markets

Attainable Markets
(millions)
$250
$150
$50
-$50
26% Growth Rate
2004
2005
2006
2007
2008
Video Products

Source: Radyne market projections

14

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Digital TV Equipment

Compression
HDTV
Camera

TIERNAN
A Radyne Company

RADYNE

15

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HDTV & Digital TV Customer Mix

Proportion of Total Orders

2005
2008
International
Domestic

Source: 2005 orders and Radyne market projections.

17

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HDTV & Digital TV
Estimated Market Share

TIERNAN A Radyne Company	20%
TANDBERG Television	60%
TADIRAN Scopus	8%
Harmonic	5%

Source: Radyne market analysis

TIERNAN A Radyne Company

RADYNE

19

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Strong Margins…

Gross Margins
70%
0%
42%
31%
45%
53%
45%
2001
2002
2003
2004
1st Half 05

RADYNE

21

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…Growing Sales…

Annual Sales
(millions)

2005 Guidance
$87-$92 million

$120
$100
$80
$60
$40
$20
$0
94
95
96
97
98
99
00
01
02
03
04
05

RADYNE

22

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…Result in Improved Profitability

Earnings from Operations
(millions)
$10
$5
$0
($5)
2001
2002
2003
2004
1st half 05

23

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Radyne's Balance Sheet Remains Strong

Select Balance Sheet Items
(millions)

Stockholders Equity
(millions)

$80.0
$60.0
$40.0
$20.0
$0.0
$41.8
$45.3
$37.3
$43.6
$58.2
$67.2
2000
2001
2002
2003
2004
Jun-05

24

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Troposcatter (Over the Horizon) Primer

Scattering, or
Common Volume
Troposphere

100 to 250 Mile Paths

26

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Potential Opportunities

Raytheon
Tropo on the Quick Halt
The Next-Generation Tropo System
From the World Leader in Military Troposcatter Systems

RADYNE

28

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[LOGO OF RADYNE]

September 2005

www.radn.com

This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in Radyne Corporation’s filings with the Securities and Exchange Commission.

[LOGO OF RADYNE]

Operating in Three Markets…

[CHART APPEARS HERE]

…with a Global Presence

•	All Manufacturing under ISO 9001

•	315 Employees including 39 in Sales (27 non-US)

[GRAPHIC APPEARS HERE]

Communications Products Markets

[CHART APPEARS HERE]

Satcom Electronics & Power Amplifiers

[CHART APPEARS HERE]

Satcom Electronics

•	Commercial Modems

•	DMD20 – Next Generation Software Defined Modem

•	DISA Certified Modem

•	New 52 MB/S EBEM

•	Frequency Converters

•	Redundancy Switches

•	Integrated Modem/Transceiver

Product Features

•	Modems

	•	Satellite Data Rates – 2.4 kB/s to 240 MB/s

	•	Troposcatter Data Rates – 20 MB/s

	•	Redundancy Switches

•	Converters

	•	Ka, Ku, & C Bands

	•	Redundancy Switches

•	Integrated Modem Transceiver

	•	Ku & C Bands

	•	5, 10, & 25 Watt

•	Power Amplifiers

	•	C, Ku, KA, X, and Q Bands

	•	10 Watts to 3300 Watts

Power Amplifiers

•	TWTAs: Rack and Antenna Mount

•	SSPAs: Rack and Antenna Mount

•	Klystron Power Amplifiers

•	Block-up Converters

•	C, Ku, Ka, & Q Bands

•	25 Watts to 3300 Watts

•	Tri-Band Amplifiers

TWTA, KPA & SSPA Products

[CHART APPEARS HERE]

Communications Products
Demand Drivers

•	Telecommunication Companies and ISPs

	•	Continuing Worldwide Recovery of Telecommunications Markets

	•	Emerging New Requirements - (HDTV Distribution)

	•	Demand for Internet Connectivity

	•	Disaster Recovery

	•	Video Distribution

•	Military and Government

	•	Defense Information Systems Agency (DISA) Certified Modems

	•	Continuing Need to Support Military in Foreign Territory

	•	Need to Monitor Satellite Traffic for Terrorism Threats

	•	Troposcatter Upgrades

	•	New Tropo Requirement – Single Antenna Tropo

	•	New Satellite Requirements – HDR, GMT

Communications Products
Customer Mix

[CHART APPEARS HERE]

Estimated Market Share

[CHART APPEARS HERE]

HDTV and Digital TV Markets

[CHART APPEARS HERE]

Digital TV Equipment

•	MPEG-2 HDTV Video Encoders

•	MPEG-2 SD Video Encoders

•	HDTV IRD

•	SDTV IRD

•	Redundancy Switches

•	Multiplexers

•	Interface Adapters

Digital TV Product Features

•	HDTV Encoders

	•	Compression – 1 MB/s to 160 MB/s

	•	MPEG 4.2.0 Encoding

	•	MPEG 4.2.2 Encoding

	•	Built in Satellite Modulator

	•	Built-in Monitor

	•	All Standards Supported

•	SDTV Encoders

	•	Compression – 1 MB/s to 20 MB/s

	•	MPEG 4.2.0 and 4.2.2 Encoding

	•	NTSC/PAL/SDI Video Compliant

•	IRDs

	•	MPEG 4.2.0 and 4.2.2

	•	Low Cost

HDTV & Digital TV Customer Mix

[CHART APPEARS HERE]

HDTV & Digital TV Demand Drivers

•	Demand for HDTV and Digital TV in the United States

•	Consumers Seeking New Content

•	Distributors (Cable, Satellite) Push for More HDTV Channels

•	European and Asian Requirements

• World Cup in Germany (2006)

• Expanding Interest in Asia

• Beijing 2008 Olympics

•	FCC Mandate for Digital TV by January, 2006

HDTV & Digital TV
Estimated Market Share

[CHART APPEARS HERE]

Representative Customers

•	L-3 Communications

•	Datapath, Inc.

•	Harris Corporation

•	Ft. Mead

•	Naval Inventory Control

•	Global Satcom Technology

•	DirecTV & Hughes Network Systems

•	Microwave Radio Communications

•	Raytheon

•	Andrew Corporation

•	US Navy SPAWAR System Center

•	World Bank

Strong Margins…

Typical Gross Margins

Satcom	40 – 60%
HDTV	30 – 70%
Amplifiers	25 – 30%

[CHART APPEARS HERE]

…Growing Sales…

[CHART APPEARS HERE]

…Result in Improved Profitability

[CHART APPEARS HERE]

Radyne’s Balance Sheet Remains Strong

Select Balance Sheet Items
(millions)

6/30/05

Cash	$5.9
Inventory	18.9
Total Assets	88.8
Debt	5.0
Stockholders Equity	67.2

[CHART APPEARS HERE]

New Products

•	Satellite Communications Products

	•	DVB–S2 Modulators and Demodulators – Upgraded Modulations

	•	DMD-2050 Military Modem (EBEM)

	•	Outdoor Transceivers – Ku & C Band

	•	Outdoor Integrated Modem Transceiver (IMT) – Ku & C Band

	•	2500W TWTA C & Ku Band

	•	180 W TWTA Airborne Q Band

	•	1600W X-Band TWTA

	•	Triband Block Upconverter

•	Digital Video

	•	HD-4000 Decoder (HDTV)

	•	Advanced Video Encoder (MPEG-4)

•	Troposcatter Modems & Systems

Troposcatter (Over the Horizon) Primer

[GRAPHIC APPEARS HERE]

•	Received signal Depends on Tropospheric irregularities (Scatter).

•	Received signal constantly varies in time (Fading)

•	Multiple signals are optimally combined. (Diversity)

•	Many signals arrive at receiver from different paths (Multipath)

•	C-Band, X-Band, and Ku-Band can be used

Troposcatter Demand Drivers

•	Market Drivers

	•	Old Military Tropo (TRC-170) Upgrade

	•	Lessons Learned in Iraq

• Higher Rates Needed

• Single Antenna Desirable

	•	New Technology (Current System designed 35 Years ago)

	•	New Information on Use of Ku Band for Tropo

	•	Can replace 5 to 10 Microwave Hops

	•	Replacement for Satellite links (Oil Platforms) (No monthly fees)

•	New technology can increase rate from 6 MB/s to over 20 MB/s

•	New Technology makes single antenna system possible

Potential Opportunities

•	Military Program – Teamed with Raytheon, General Dynamics

• Phase I – Replace 700 TRC-170 Modems

• Phase II – Tropo for the Future – New Systems (Mobile Tropo)

•	New MidEast Systems being Deployed – Teamed with General Dynamics

•	Oil Platform Satellite Replacements

•	Competition – None Known Today

• Only other supplier has 35 year old technology

[GRAPHIC APPEARS HERE]

For More Information:

[LOGO OF RADYNE]

investor@radn.com

Investor Relations
Radyne Corporation
3138 E. Elwood Street
Phoenix, AZ  85034
+1.602.437.9620

www.radn.com